SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            Amendment No. 3 to

                                 FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of the Securities and
                           Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): JUNE 15, 2001


                             PVAXX CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


                                 COLORADO
              (State or Other Jurisdiction of Incorporation)


            000-25019                                 05-0499528
      (Commission File No.)              (I.R.S. Employer Identification No.)


         237 Park Avenue
             New York
      (Address of Principal                             10017
        Executive Offices)                            (Zip Code)


                              (212) 551-1494
           (Registrant's Telephone Number, Including Area Code)

The Registrant has filed this amendment to Form 8K to properly identify its current certifying accountants from Pannell Kerr Forster PC, located in New York, NY (as previously reported) to, PKF, located in Nottingham, England. Item 4 to Form 8K is amended as follows:

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 15, 2001, the Registrant's Board of Directors dismissed Dennis W. Bersch, C.P.A. and decided to engage PKF, whose business address is: Regent House, Clinton Avenue, Nottingham NG5 1AZ, England, to act as the Registrant's independent certified public accountants commencing with the period from March 16, 2000 (inception) through June 30, 2000. PKF confirmed acceptance of the appointment in their engagement letter dated August 14, 2001.

During the period since the Registrant's incorporation (May 15, 1998) through December 31, 2000 and for the interim periods subsequent to June 30, 2000, there have been no disagreements with Dennis W. Bersch, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

The auditor's report for the period ended June 30, 2000 previously issued by Dennis W. Bersch, C.P.A. did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. However, his report did include an explanatory paragraph stating substantial doubt the Company's ability to continue as a going concern.

The Registrant has not consulted with PKF during the aforementioned period since its inception or subsequent interim periods to December 31, 2000 on either application of accounting principles or type of opinion PKF might issue on the Registrant's financial statements.

The Registrant has requested that Dennis W. Bersch, C.P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of Dennis W. Bersch C.P.A.'s letter to the SEC, dated June 15, 2001, is filed as Exhibit 16 to the current Form 8-K.


ITEM 7. EXHIBITS.

(16) Letter from Dennis W. Bersch, C.P.A.
     re change in certifying accountant.

(99) Letter to SEC regarding Auditor Independence

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Ft. Myers, State of Florida, on September 21, 2001.


                                         PVAXX CORPORATION
                                         By:

                                         /s/ Henry Stevens
                                         ___________________________
                                         Henry Stevens
                                         Chairman



Dennis W. Bersch, CPA
Certified Public Accountant

633 W. Wisconsin Ave., Suite 405
Milwaukee, Wisconsin 53203
Tel:  414-272-8800
www.berschaccounting.com
Fax:  414-223-4070
email:  bersch@execpc.com

June 15, 2001

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

As of the above date, my relationship with PVAXX Corporation (the "Company") and role as their independent auditor is terminated. From the date the registrant began operations, through the date of termination, there have been no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing.

Very truly yours,

/s/ Dennis W. Bersch, CPA

Dennis W. Bersch, CPA